SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Nov-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Nov-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    168,710,852       9,054,268          N/A 159,656,583
A-2    115,638,188       4,669,664          N/A 110,968,524
A-IO   243,118,429               0          N/A 231,384,467
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      349,660,043               0          N/A 336,565,570
R                0               0          N/A           0
Total  344,349,040      13,723,932           0  330,625,108



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      315,981               0     2.17500%
  A-2      219,070               0     2.20000%
 A-IO    1,593,593               0     6.17000%
  M-1       66,719               0     2.98000%
  M-2       60,209               0     3.68000%
    B       60,450               0     4.68000%
    X            0               0
    R            0               0     2.20000%
Total    2,316,022               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         45.271341    1.579907     0.000000      798.282917
A-2  22540V UG 5         33.354745    1.564787     0.000000      792.632316
A-IO 22540V UH 3          0.000000    5.481916     0.000000      795.956199
M-1  22540V UK 6          0.000000    2.566111     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.168889     0.000000     1000.000000
B    22540V UM 2          0.000000    4.030000     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      841.413821
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                        0            0             0
Principal Distributions:
Beginning Balance                  207,124,935  142,535,107     349,660,043
     Scheduled Principal               115,977       92,689         208,666
     Prepays (Includes Curtail)      8,522,248    4,362,404      12,884,653
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           8,638,225    4,455,094      13,093,319
     Net Realized Losses                 1,153            0           1,153
Ending Balance                     198,485,557  138,080,014     336,565,570
Count                                    1,760        1,160           2,920

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          198,485,557  138,080,014     336,565,570
Ending OC Amount                                                  5,940,463

Interest Distributions:
Sched Int (Net of Serv Fee)          1,561,837    1,062,013       2,623,850
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,561,837    1,062,013       2,623,850
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0



Servicing Fee                           86,302       59,390         145,692
Trustee Fee                                863          594           1,457
Credit Risk Manager Fee                  3,021        2,079           5,099
FSA Premium                              8,436        5,782          14,217


Current  Advances                      804,038      609,694       1,413,732
Outstanding  Advances                  986,264      598,302       1,584,566

Delinquency Information

     30-59 days delinq             60-89 days delinq
Grp  Count         Bal             Count       Bal
1    67            6,893,938       20          2,255,046
2    54            5,771,347       23          2,077,388
Total121           12,665,284      43          4,332,434
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     90+ days delq
Grp  Count         Bal
1    20            2,214,298
2    16            2,018,521
Total36            4,232,819
*Note:  The above statistics do not include loans in Fore., Bank., or REO .


     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    55            5,973,075       42          4,748,881
2    35            3,901,186       22          2,693,601
Total90            9,874,261       64          7,442,481

                   REO
Grp  Count         Balance         Market Value
1    10.00         868,102.61      959,790.80
2    2.00          164,040.49      133,661.10
Total12.00         1,032,143.10    1,093,451.90


Number of Loans with Prepayment Premiums                                 65
Amount of Prepayment Premiums                                       343,559


Delinquency Rate (> 60 Days)                                         7.9967%
Rolling Three Month Delinquency Rate                                 6.9170%


Realized Losses incurred during the related Due Period                1,153
Cumulative Net Realized Losses since Startup Day                     27,305


Weighted Average Term to Maturity of Mortgage Loans                      336
Weighted Average Gross Coupon of Mortgage Loans                      9.5150%


Insured Payment on Class A                                                0

Net Excess Spread                                                    2.0944%


Net WAC (gross of FSA fee)                                           8.9925%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       19.5922%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA